Assets held-for-sale	12 Months Ended
Dec. 31, 2022
Assets held-for-sale
Assets held-for-sale

20          Assets held-for-sale

The discontinued operation includes an investment in an associate of Mendis Aesthetic PTE. Ltd. (“Mendis”) with a carrying amount of RMB4,004,000.

In March 2022, the Group entered into a sales and purchase agreement to sell 44.4% of equity interest of Mendis. The sale of shares is completed in two equal tranches. The first tranche to sell 22.2% of equity interest was completed in March 2022. The second tranche is not completed up to the date of this report.

The investment was reclassified as assets held-for-sale in March 2022. As at the date of reclassification, the carrying amount equals the fair value of the instrument, which is the consideration of the sales of shares. The Company recorded a loss on fair value of RMB2,920,000 in other gain/(loss), net for the year ended 31 December 2022.